H.J. GRUY AND ASSOCIATES, INC.
1200 Smith Street, Suite 3040, Houston, Texas  77002 o FAX
(713) 739-6112 o (713) 739-1000



                         October 12, 1998
XCL, Ltd.
110 Rue Jean Lafitte
Lafayette, Louisiana 70508


                              Proved Reserves
                              Zhao Dong Block, China
                              98-202-104



Gentlemen:

At your request, we estimated the proved reserves and future net cash flow as of January 1, 1998, attributable to interests owned by XCL, Ltd. in the Zhao Dong Block, Bohai
Bay, China.

The estimated reserves, future net cash flow and discounted future net cash flow before Chinese income tax are summarized by reserve category as follows:



                       Estimated                      Estimated
                     Net Reserves                 Future Net Cash Flow
                     -------------           ---------------------------

                                                              Discounted
                          Oil                                   at 10%
                       (Barrels)            Nondiscounted      Per Year
                       ---------            -------------    -----------

Proved  Undeveloped    11,762,000           $ 109,668,000   $ 57,069,000

     Apache  Payment      -0-               $   9,381,000   $  7,752,000
                      -----------            ------------    -----------

Total Proved           11,762,000           $ 119,049,000   $ 64,821,000
                       ==========            ============    ===========

The   Apache  Payment  reflects  an  agreement  by  Apache
China Corporation LDC to pay XCL - China Ltd. sixteen and two-thirds percent (16 2/3%) of the value of the Foreign Contractor's share of the recoverable proved reserves in the Producing Unit(s) located in the C field through the Minghuazhen.

The  discounted  future net cash flows summarized  in  the
above table are computed using a discount rate of 10 percent per annum. Proved reserves are estimated in accordance with the definitions contained in Securities and Exchange Commission
Regulation  S-X, Rule  4-10  (a).   The  definitions  are
included  in  part as Attachment I.

Future net cash flow as presented herein is defined as the
future cash  inflow attributable to the evaluated interest
in accordance with  the  production sharing agreement with
the Chinese National Oil  and  Gas  Exploration and
Development  Corporation  (CNODC). Future  costs  of
abandoning the facilities and  wells,  and  the restoration
of  producing properties to  satisfy   environmental
standards are not deducted from the cash flow.

Estimates of future net cash flow and discounted future net cash flow are not to be interpreted to represent the fair market value for the estimated reserves. The estimated reserves included in this report have not been adjusted for risk.

For  the  economic forecasts presented in this  report,  the oil prices  are held constant at the initial value.  Direct
operating costs  and  future  capital expenditures are  not
escalated  and therefore  remain  constant  for  the
projected  life  of   each property.

In conducting this evaluation, we relied on data supplied by
XCL, Ltd.   The extent and character of ownership, oil
prices,  direct operating   costs,   future  capital
expenditures,   accounting, geological,  and  engineering
data were accepted as represented. The development schedule for currently undeveloped properties was supplied by XCL,
Ltd.   No independent  well  tests,  property inspections,
or audits of operating expenses were conducted by our staff in conjunction with this evaluation. We did not verify or determine the extent, character, status, or liability, if any, of any current or possible future detrimental environmental conditions.

Reserve  estimates for these undeveloped reserves  are
based on volumetric calculations and analogy with the performance of comparable wells. Reserves estimates from volumetric methods and from analogy comparisons are often less certain than reserve estimates based on well performance obtained over a period during which a
substantial portion of the reserve was  produced.     The
reserves reported herein are estimates only and should not be construed as exact quantities. Future conditions may affect recovery of estimated reserves and cash flows, and reserves of all categories may be subject to revision as more performance data become available.

In order to estimate the reserves, costs, and future cash flows shown in this report, we have relied in part on geological, engineering, and economic data furnished by our client. Although we have made a best efforts attempt to acquire all pertinent data and to analyze it carefully with methods accepted by the petroleum industry, there is no guarantee that the volumes of oil or the cash flows projected will be realized. The reserve and cash flow projections presented in this report may require revision as additional data become available.

If investments or business decisions are to be made in reliance on these estimates by anyone other than our client, such person, with the approval of our client, is invited to visit our offices at his expense so that he can evaluate the assumptions made and the completeness and extent of the data available on which our estimates are based.

Any distribution or publication of this report or any part thereof must include this letter in its entirety.

                      Yours very truly,

                      H.J. GRUY AND ASSOCIATES, INC.

                          /s/ James H. Hartsock

                         James H. Hartsock, Ph.D., P.E.
                         Executive Vice President


                         /s/ Tommy Elkins

                        Tommy Elkins
                        Petroleum Consultant


JHH:akr
Attachment
C:\XCL\PROVRES2.LTR

     ATTACHMENT I

     DEFINITIONS OF PROVED OIL AND GAS RESERVES (1)


Proved Oil and Gas Reserves
----------------------------

Proved oil and gas reserves are the estimated quantities of crude oil, natural gas, and natural gas liquid which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, i.e., prices and costs as of the date the estimate is made. Prices include consideration of changes
in   existing  prices  provided  only  by   contractual
arrangements,   but   not  on  escalations  based   upon
future conditions.

Reservoirs  are  considered proved if economic
producibility  is supported  by  either  actual production
or conclusive  formation test.   The  area of a reservoir
considered proved includes (A) that portion delineated by drilling and defined by gas-oil and/or oil-water contacts, if any, and (B) the immediately adjoining portions not yet drilled, but which can be reasonably judged as economically productive on the basis of available geological
and engineering  data.   In  the  absence  of  information
on fluid contacts, the lowest known structural occurrence of hydrocarbons controls the lower proved limit of the reservoir.

Reserves which can be produced economically through application of improved recovery techniques (such as fluid injection) are included in the "proved" classification when successful testing by a pilot project, or the operation of an installed program in the reservoir, provides support for the engineering analysis on which the project or program was based.

Estimates  of proved reserves do not include the following:
(A) oil that may become available from known reservoirs but is classified separately as "indicated additional reserves"; (B) crude oil, natural gas, and natural gas liquids, the recovery of which is subject to reasonable doubt because of uncertainty as to geology, reservoir characteristics, or economic factors; c crude oil, natural gas, and natural gas liquids, that may occur in undrilled prospects; and (D) crude oil, natural gas, and natural gas liquids, that may be recovered from oil shales, coal, gilsonite and other such sources.

Proved Developed Oil and Gas Reserves
-------------------------------------

Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. Additional oil and gas expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery should be included as "proved developed reserves" only after testing by a pilot project or after the operation of an installed program has confirmed through production response that increased recovery will be achieved.

Proved Undeveloped Reserves
---------------------------

Proved undeveloped oil and gas reserves are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. Reserves on undrilled acreage shall be limited to those drilling units offsetting productive units that are reasonably
certain of production when drilled.   Proved reserves  for
other undrilled units can be claimed only where it can be demonstrated with certainty that there is continuity of production from the existing productive formation.
Under no circumstances should estimates for proved undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual tests in the area and in the same reservoir.

(1)   Contained in Securities and Exchange Commission Regulation
      S-X, Rule 4-10 (a)

XCL CHINA, LTD.
PROJECTED CASH FLOWS - PRELIMINARY SEC CASE
ZHAO DONG CONCESSION:  47 MM BBL CASE
(CHINESE INCOME TAX CASE)

                                  1996         1997      1998       1999
                                  ----         ----      ----       ----
OIL PRICE ($BBL)                 16.69        16.69     16.69      16.69
GROSS OIL VOLUME (MBBLS)             -            -         -      1,809
CONS IND & COMM TAX
     (MBBLS)                         -            -         -         90
ROYALTY (MBBLS)                      -            -         -          -
COST RECOVERY OIL (MBBLS)            -            -         -      1,085
OPERATING EXPENSES (M$)              -            -         -      4,803
OPERATING EXPENSE VOLUME
     (MBBLS)                         -            -         -        287
INVESTMENT RECOVERY OIL
     (MBBLS)                         -            -         -        798
EXPLORATION COSTS (M$)          80,452            -         -          -
EXPLORATION RECOVERY
     (MBBLS)                     4,820            -         -          -
EXPLORATION RECOVERY
     ADJUSTMENT                   (227)           -         -          -
EXPLORATION RECOVERY
     UTILIZED                        -            -         -        697
EXPLORATION COST CARRYOVER
     (MBBLS)                     4,593        4,593     4,593      3,896
DEVELOPMENT COSTS (M$)               -            -    33,346     89,744
DEVELOPMENT RECOVERY
     (MBBLS)                         -            -     1,998      5,372
DEVELOPMENT RECOVERY
     UTILIZED                        -            -         -        101
DEVELOPMENT COST CARRYOVER
     (MBBLS)                         -            -     1,998      7,269
DEEMED INTEREST (MBBLS)              -            -         -        180
TOTAL COST RECOVERY OIL
     (MBBLS)                         -            -         -        798
REMAINDER OIL (MBBLS)                -            -         -        633
X FACTOR                         0.950        0.950     0.950      0.932
CHINESE SHARE OIL (MBBLS)            -            -         -         32
ALLOCABLE REMAINDER OIL
     (MBBLS)                         -            -         -        601
CONTRACTOR ALLOCABLE OIL
- 49% (MBBLS)                 -            -         -        295
TOTAL CONTRACTOR OIL
     (MBBLS)                         -            -         -      1,182


                                  2000         2001      2002       2003
                                  ----         ----      ----       ----
OIL PRICE ($BBL)                 16.69        16.69     16.69      16.69
GROSS OIL VOLUME (MBBLS)         7,118        7,537     5,595      4,253
CONS IND & COMM TAX
     (MBBLS)                       356          377       280        213
ROYALTY (MBBLS)                      -            -         -          -
COST RECOVERY OIL (MBBLS)        4,271        4,522     3,357      2,552
OPERATING EXPENSES (M$)         17,661       19,743    17,009     15,075
OPERATING EXPENSE VOLUME
     (MBBLS)                     1,057        1,182     1,019        903
INVESTMENT RECOVERY OIL
     (MBBLS)                     3,214        3,340     2,338      1,649
EXPLORATION COSTS (M$)               -            -         -          -
EXPLORATION RECOVERY
     (MBBLS)                         -            -         -          -
EXPLORATION RECOVERY
     ADJUSTMENT                      -            -         -          -
EXPLORATION RECOVERY
     UTILIZED                    3,058          839         -          -
EXPLORATION COST CARRYOVER
     (MBBLS)                       839            -         -          -
DEVELOPMENT COSTS (M$)          44,636            -         -          -
DEVELOPMENT RECOVERY
     (MBBLS)                     2,674            -         -          -
DEVELOPMENT RECOVERY
     UTILIZED                       68        2,461     2,327      1,649
DEVELOPMENT COST CARRYOVER
     (MBBLS)                     9,875        7,420     5,094      3,445
DEEMED INTEREST (MBBLS)            670          949       753        526
TOTAL COST RECOVERY OIL
     (MBBLS)                     3,126        3,300     2,327      1,649
REMAINDER OIL (MBBLS)            2,579        2,678     1,970      1,489
X FACTOR                         0.840        0.835     0.865      0.879
CHINESE SHARE OIL (MBBLS)          263          294       186        115
ALLOCABLE REMAINDER OIL
     (MBBLS)                     2,316        2,384     1,784      1,373
CONTRACTOR ALLOCABLE OIL
- 49% (MBBLS)                    1,135        1,168       874        673
TOTAL CONTRACTOR OIL
     (MBBLS)                     4,744        3,792     2,513      1,923


                                  2004         2005      2006       2007
                                  ----         ----      ----       ----
OIL PRICE ($BBL)                 16.69        16.69     16.69      16.69
GROSS OIL VOLUME (MBBLS)         3,435        2,833     2,415      2,130
CONS IND & COMM TAX
     (MBBLS)                       172          142       121        106
ROYALTY (MBBLS)                      -            -         -          -
COST RECOVERY OIL (MBBLS)        2,061        1,700     1,449      1,278
OPERATING EXPENSES (M$)         14,023       13,266    12,742     12,087
OPERATING EXPENSE VOLUME
     (MBBLS)                       840          795       763        724
INVESTMENT RECOVERY OIL
     (MBBLS)                     1,221          905       685        554
EXPLORATION COSTS (M$)               -            -         -          -
EXPLORATION RECOVERY
     (MBBLS)                         -            -         -          -
EXPLORATION RECOVERY
     ADJUSTMENT                      -            -         -          -
EXPLORATION RECOVERY
     UTILIZED                        -            -         -          -
EXPLORATION COST CARRYOVER
     (MBBLS)                         -            -         -          -
DEVELOPMENT COSTS (M$)               -            -         -          -
DEVELOPMENT RECOVERY
     (MBBLS)                         -            -         -          -
DEVELOPMENT RECOVERY
     UTILIZED                    1,221          905       685        554
DEVELOPMENT COST CARRYOVER
     (MBBLS)                     2,225        1,319       634         80
DEEMED INTEREST (MBBLS)            357            -         -          -
TOTAL COST RECOVERY OIL
     (MBBLS)                     1,221          905       685        554
REMAINDER OIL (MBBLS)            1,202          992       845        754
X FACTOR                         0.893        0.909     0.916      0.923
CHINESE SHARE OIL (MBBLS)           79           59        44         37
ALLOCABLE REMAINDER OIL
     (MBBLS)                     1,123          933       801        708
CONTRACTOR ALLOCABLE OIL
- 49% (MBBLS)                      550          457       392        347
TOTAL CONTRACTOR OIL
     (MBBLS)                     1,560        1,290     1,102        973




                                  2008         2009      2010       2011
                                  ----         ----      ----       ----
OIL PRICE ($BBL)                 16.69        16.69     16.69      16.69
GROSS OIL VOLUME (MBBLS)         1,926        1,741     1,580      1,395
CONS IND & COMM TAX
     (MBBLS)                        96           87        79         70
ROYALTY (MBBLS)                      -            -         -          -
COST RECOVERY OIL (MBBLS)        1,156        1,044       948        837
OPERATING EXPENSES (M$)         11,472       10,916     5,425      4,922
OPERATING EXPENSE VOLUME
     (MBBLS)                       687          654       325        295
INVESTMENT RECOVERY OIL
     (MBBLS)                       468          390       623        542
EXPLORATION COSTS (M$)               -            -         -          -
EXPLORATION RECOVERY
     (MBBLS)                         -            -         -          -
EXPLORATION RECOVERY
     ADJUSTMENT                      -            -         -          -
EXPLORATION RECOVERY
     UTILIZED                        -            -         -          -
EXPLORATION COST CARRYOVER
     (MBBLS)                         -            -         -          -
DEVELOPMENT COSTS (M$)               -            -         -          -
DEVELOPMENT RECOVERY
     (MBBLS)                         -            -         -          -
DEVELOPMENT RECOVERY
     UTILIZED                       80            -         -          -
DEVELOPMENT COST CARRYOVER
     (MBBLS)                         -            -         -          -
DEEMED INTEREST (MBBLS)              -            -         -          -
TOTAL COST RECOVERY OIL
     (MBBLS)                        80            -         -          -
REMAINDER OIL (MBBLS)            1,062          999     1,176      1,031
X FACTOR                         0.928        0.934     0.941      0.950
CHINESE SHARE OIL (MBBLS)           53           50        59         52
ALLOCABLE REMAINDER OIL
     (MBBLS)                     1,009          949     1,117        979
CONTRACTOR ALLOCABLE OIL
- 49% (MBBLS)                      494          465       547        480
TOTAL CONTRACTOR OIL
     (MBBLS)                       871          786       707        624


                                  2012         2013      2014       2015
                                  ----         ----      ----       ----
OIL PRICE ($BBL)                 16.69        16.69     16.69      16.69
GROSS OIL VOLUME (MBBLS)         1,250        1,140       821          -
CONS IND & COMM TAX
     (MBBLS)                        63           57        41          -
ROYALTY (MBBLS)                      -            -         -          -
COST RECOVERY OIL (MBBLS)          750          684       493          -
OPERATING EXPENSES (M$)          9,504        9,241     8,329          -
OPERATING EXPENSE VOLUME
     (MBBLS)                       569          554       499          -
INVESTMENT RECOVERY OIL
     (MBBLS)                       181          130        (6)         -
EXPLORATION COSTS (M$)               -            -         -          -
EXPLORATION RECOVERY
     (MBBLS)                         -            -         -          -
EXPLORATION RECOVERY
     ADJUSTMENT                      -            -         -          -
EXPLORATION RECOVERY
     UTILIZED                        -            -        (6)         -
EXPLORATION COST CARRYOVER
     (MBBLS)                         -            -         6          -
DEVELOPMENT COSTS (M$)               -            -         -          -
DEVELOPMENT RECOVERY
     (MBBLS)                         -            -         -          -
DEVELOPMENT RECOVERY
     UTILIZED                        -            -         -          -
DEVELOPMENT COST CARRYOVER
     (MBBLS)                         -            -         -          -
DEEMED INTEREST (MBBLS)              -            -         -          -
TOTAL COST RECOVERY OIL
     (MBBLS)                         -            -        (6)         -
REMAINDER OIL (MBBLS)              618          529       287          -
X FACTOR                         0.950        0.950     0.950          -
CHINESE SHARE OIL (MBBLS)           31           26        14          -
ALLOCABLE REMAINDER OIL
     (MBBLS)                       587          503       273          -
CONTRACTOR ALLOCABLE OIL
- 49% (MBBLS)                      288          246       134          -
TOTAL CONTRACTOR OIL
     (MBBLS)                       567          518       372          -


FOREIGN CONTRACTOR CASH FLOW BEFORE CHINESE INCOME TAX (M$)

                              1996         1997      1998       1999
                              ----         ----      ----       ----
COST RECOVERY REVENUES           -            -         -     14,833
ALLOCABLE REVENUES               -            -         -      4,934
EXPLORATION EXPENSE        (80,452)           -         -          -
SUBSEQUENT DEVELOPMENT
     EXPENSE                     -            -   (16,340)   (43,975)
OPERATING EXPENSE                -            -         -     (2,353)
                             -----        -----     -----      -----
NET CASH FLOW              (80,452)           -   (16,340)   (26,561)
                            ======        =====    ======     ======

                              2000         2001      2002       2003
                              ----         ----      ----       ----
COST RECOVERY REVENUES      60,261       43,804    27,361     20,869
ALLOCABLE REVENUES          18,984       19,512    14,594     11,232
EXPLORATION EXPENSE              -            -         -          -
SUBSEQUENT DEVELOPMENT
     EXPENSE               (21,872)           -         -          -
OPERATING EXPENSE           (8,654)      (9,674)   (8,334)    (7,387)
                             -----        -----     -----      -----
NET CASH FLOW              (48,719)      53,642    33,621     24,714
                            ======        =====    ======     ======

                              2004         2005      2006       2007
                              ----         ----      ----       ----
COST RECOVERY REVENUES      16,853       13,902    11,848     10,452
ALLOCABLE REVENUES           9,183        7,631     6,551      5,792
EXPLORATION EXPENSE              -            -         -          -
SUBSEQUENT DEVELOPMENT
     EXPENSE                     -            -         -          -
OPERATING EXPENSE           (6,871)      (6,500)   (6,243)    (5,923)
                             -----        -----     -----      -----
NET CASH FLOW               19,165       15,033    12,155     10,321
                            ======        =====    ======     ======

                              2008         2009      2010       2011
                              ----         ----      ----       ----
COST RECOVERY REVENUES       6,279        5,349     2,658      2,412
ALLOCABLE REVENUES           8,252        7,765     9,137      8,008
EXPLORATION EXPENSE              -            -         -          -
SUBSEQUENT DEVELOPMENT
     EXPENSE                     -            -         -          -
OPERATING EXPENSE           (5,621)      (5,349)   (2,658)    (2,412)
                             -----        -----     -----      -----
NET CASH FLOW                8,909        7,765     9,137      8,008
                            ======        =====    ======     ======

                              2012         2013      2014       2015
                              ----         ----      ----       ----
COST RECOVERY REVENUES       4,657        4,528     3,977          -
ALLOCABLE REVENUES           4,803        4,114     2,233          -
EXPLORATION EXPENSE              -            -         -          -
SUBSEQUENT DEVELOPMENT
     EXPENSE                     -            -         -          -
OPERATING EXPENSE           (4,657)      (4,528)   (4,081)         -
                             -----        -----     -----      -----
NET CASH FLOW                4,803        4,114     2,129          -
                            ======        =====    ======     ======

                            TOTALS
                            ------
COST RECOVERY REVENUES     250,042
ALLOCABLE REVENUES         142,725
EXPLORATION EXPENSE              -
SUBSEQUENT DEVELOPMENT
     EXPENSE               (82,186)
OPERATING EXPENSE          (91,246)
                             -----
NET CASH FLOW              219,336
                           =======


CASH FLOW TO EACH PARTNER BEFORE CHINESE INCOME TAX (M$)(50%) INTEREST)

                              1996         1997      1998       1999
                              ----         ----      ----       ----
TOTAL OIL REVENUES               -            -         -      9,884
EXPLORATION EXPENSE        (40,226)           -         -          -
SUBSEQUENT DEVELOPMENT
     EXPENSE                     -            -    (8,170)   (21,987)
OPERATING EXPENSE                -            -         -     (1,177)
PARTNER PAYMENT                  -            -         -          -
                           (40,226)           -    (8,170)   (13,280)
                             -----        -----     -----      -----
NET CASH FLOW              (40,226)           -    (8,170)   (13,280)
                            ======        =====    ======     ======

                              2000         2001      2002       2003
                              ----         ----      ----       ----
TOTAL OIL REVENUES          39,622       31,658    20,978     16,050
EXPLORATION EXPENSE              -            -         -          -
SUBSEQUENT DEVELOPMENT
     EXPENSE               (10,936)           -         -          -
OPERATING EXPENSE           (4,327)      (4,837)   (4,167)    (3,693)
PARTNER PAYMENT              9,381            -         -          -
                            24,360       26,821    16,811     12,357
                             -----        -----     -----      -----
NET CASH FLOW               33,741       26,821    16,811     12,357
                            ======        =====    ======     ======

                              2004         2005      2006       2007
                              ----         ----      ----       ----
TOTAL OIL REVENUES          13,018       10,767     9,199      8,122
EXPLORATION EXPENSE              -            -         -          -
SUBSEQUENT DEVELOPMENT
     EXPENSE                     -            -         -          -
OPERATING EXPENSE           (3,436)      (3,250)   (3,122)    (2,961)
PARTNER PAYMENT                  -            -         -          -
                             9,582        7,517     6,078      5,160
                             -----        -----     -----      -----
NET CASH FLOW                9,582        7,517     6,078      5,160
                            ======        =====    ======     ======

                              2008         2009      2010       2011
                              ----         ----      ----       ----
TOTAL OIL REVENUES           7,265        6,557     5,898      5,210
EXPLORATION EXPENSE              -            -         -          -
SUBSEQUENT DEVELOPMENT
     EXPENSE                     -            -         -          -
OPERATING EXPENSE           (2,811)      (2,674)   (1,329)    (1,206)
PARTNER PAYMENT                  -            -         -          -

                             4,455        3,883     4,568      4,004
                             -----        -----     -----      -----
NET CASH FLOW                4,455        3,883     4,568      4,004
                            ======        =====    ======     ======

                              2012         2013      2014       2015
                              ----         ----      ----       ----
TOTAL OIL REVENUES           4,730        4,321     3,105          -
EXPLORATION EXPENSE              -            -         -          -
SUBSEQUENT DEVELOPMENT
     EXPENSE                     -            -         -          -
OPERATING EXPENSE           (2,328)      (2,264)   (2,041)         -
PARTNER PAYMENT                  -            -         -          -
                             2,402        2,057     1,065          -
                             -----        -----     -----      -----
NET CASH FLOW                2,402        2,057     1,065          -
                            ======        =====    ======     ======

                            TOTALS
                            ------
TOTAL OIL REVENUES         196,384
EXPLORATION EXPENSE              -
SUBSEQUENT DEVELOPMENT
     EXPENSE               (41,093)
OPERATING EXPENSE          (45,623)
PARTNER PAYMENT              9,381

                             -----
NET CASH FLOW              119,049
                            ======

INTERNAL RATE OF RETURN BEFORE CHINESE INCOME TAX     77%
NET PRESENT VALUES @ 10% AS OF 1-1-1998 BEFORE
CHINESE INCOME TAX, (M$)     64,821


FOREIGN CONTRACTOR CASH FLOW AFTER CHINESE INCOME TAX (M$)

                               1996          1997      1998      1999
                               ----          ----      ----      ----

NET CASH FLOW (BEFORE TAX)   (80,452)           -    (16,340)  (26,561)
SUBSEQUENT DEVELOPMENT
     EXPENSE                       -            -    (16,340)  (43,975)
OPERATING CASH INCOME        (80,452)           -         (0)   17,414
DEPRECIATION BASIS                 -            -     (2,723)  (10,052)
TAXABLE INCOME (BEFORE
     TAX LOSS)               (80,452)           -     (2,723)    7,362
TAX LOSS                           -      (80,452)   (80,452)  (83,175)
INTEREST EXPENSE
TAXABLE INCOME (AFTER
     TAX LOSS)               (80,452)     (80,452)   (83,175)  (75,814)
TAXES                              -            -          -         -
                              ------       ------     ------    ------
NET CASH FLOW                (80,452)           -    (16,340)  (26,561)
                              ======       ======     ======    ======

                               2000         2001       2002      2003
                               ----        -----      -----      ----
NET CASH FLOW (BEFORE TAX)    48,719       53,642     33,621    24,714
SUBSEQUENT DEVELOPMENT
     EXPENSE                 (21,872)           -          -         -
OPERATING CASH INCOME         70,591       53,642     33,621    24,714
DEPRECIATION BASIS           (13,698)     (13,698)   (13,698)  (13,698)
TAXABLE INCOME (BEFORE
     TAX LOSS)               (56,893)      39,944     19,923    11,016
TAX LOSS                     (75,814)     (18,920)         -         -
INTEREST EXPENSE
TAXABLE INCOME (AFTER
     TAX LOSS)               (18,920)      21,024     19,923    11,016
TAXES                              -        6,938      6,575     3,635
                              ------       ------     ------    ------
NET CASH FLOW                 48,719       46,704     27,046    21,079
                              ======       ======     ======    ======

                               2004         2005       2006      2007
                               ----         ----       ----      ----

NET CASH FLOW (BEFORE TAX)    19,165       15,033     12,155    10,321
SUBSEQUENT DEVELOPMENT
     EXPENSE                       -            -          -         -
OPERATING CASH INCOME         19,165       15,033     12,155    10,321
DEPRECIATION BASIS           (10,974)      (3,645)         -         -
TAXABLE INCOME (BEFORE
     TAX LOSS)                 8,191       11,388     12,155    10,321
TAX LOSS                           -            -          -         -
INTEREST EXPENSE
TAXABLE INCOME (AFTER
     TAX LOSS)                 8,191       11,388     12,155    10,321
TAXES                          2,703        3,758      4,011     3,406
                              ------       ------     ------    ------
NET CASH FLOW                 16,462       11,275      8,144     6,915

                                2008        2009        2010     2011
                                ----        ----        ----     ----

NET CASH FLOW (BEFORE TAX)     8,909        7,765      9,137    8,008
SUBSEQUENT DEVELOPMENT
     EXPENSE                       -            -          -        -
OPERATING CASH INCOME          8,909        7,765      9,137    8,008
DEPRECIATION BASIS                 -            -          -        -
TAXABLE INCOME (BEFORE
     TAX LOSS)                 8,909        7,765      9,137    8,008
TAX LOSS                           -            -          -        -
INTEREST EXPENSE
TAXABLE INCOME (AFTER
     TAX LOSS)                 8,909        7,765      9,137    8,008
TAXES                          2,940        2,562      3,015    2,643
                              ------       ------     ------   ------
NET CASH FLOW                  5,969        5,203      6,122    5,366

                                2012         2013       2014      2015
                                ----         ----       ----      ----

NET CASH FLOW (BEFORE TAX)     4,803        4,114      2,129        -
SUBSEQUENT DEVELOPMENT
     EXPENSE                       -            -          -        -
OPERATING CASH INCOME          4,803        4,114      2,129        -
DEPRECIATION BASIS                 -            -          -        -
TAXABLE INCOME (BEFORE
     TAX LOSS)                 4,803        4,114      2,129        -
TAX LOSS                           -            -          -        -
INTEREST EXPENSE
TAXABLE INCOME (AFTER
     TAX LOSS)                 4,803        4,114      2,129        -
TAXES                          1,585        1,357        703        -
                              ------       ------     ------   ------
NET CASH FLOW                  3,218        2,756      1,427        -

                              TOTAL
                              -----

NET CASH FLOW (BEFORE TAX)   219,336
SUBSEQUENT DEVELOPMENT
     EXPENSE                 (82,186)
OPERATING CASH INCOME        301,522
DEPRECIATION BASIS           (82,186)
TAXABLE INCOME (BEFORE
     TAX LOSS)               219,336
TAX LOSS                    (338,813)
INTEREST EXPENSE                   -
TAXABLE INCOME (AFTER
     TAX LOSS)              (119,477)
TAXES                         45,832
                              ------
NET CASH FLOW                173,504


CASH FLOW TO EACH PARTNER AFTER CHINESE INCOME TAX (M$)(50% INTEREST)

                              1996         1997      1998       1999
                              ----         ----      ----       ----
NET CASH FLOW (BEFORE TAX) (40,226)           -    (8,170)   (13,280)
PARTNER PAYMENT                  -            -         -          -
TAXES                            -            -         -          -
                            ------       ------    ------     ------
NET CASH FLOW              (40,226)           -    (8,170)   (13,280)
                            ======       ======    ======     ======

                              2000         2001      2002       2003
                              ----         ----      ----       ----
NET CASH FLOW (BEFORE TAX)  24,360       26,821    16,811     12,357
PARTNER PAYMENT              9,381            -         -          -
TAXES                            -        3,469     3,287      1,818
                            ------       ------    ------     ------
NET CASH FLOW               33,741       23,352    13,523     10,539
                            ======       ======    ======     ======

                              2004         2005      2006       2007
                              ----         ----      ----       ----
NET CASH FLOW (BEFORE TAX)   9,582        7,517     6,078      5,160
PARTNER PAYMENT                  -            -         -          -
TAXES                        1,351        1,879     2,006      1,703
                            ------       ------    ------     ------
NET CASH FLOW                8,231        5,638     4,072      3,458
                            ======       ======    ======     ======

                              2008         2009      2010       2011
                              ----         ----      ----       ----
NET CASH FLOW (BEFORE TAX)   4,455        3,883     4,568      4,004
PARTNER PAYMENT                  -            -         -          -
TAXES                        1,470        1,281     1,508      1,321
                            ------       ------    ------     ------
NET CASH FLOW                2,985        2,601     3,061      2,683
                            ======       ======    ======     ======

                              2012         2013      2014       2015
                              ----         ----      ----       ----
NET CASH FLOW (BEFORE TAX)   2,402        2,057     1,065          -
PARTNER PAYMENT                  -            -         -          -
TAXES                          792          679       351          -
                            ------       ------    ------     ------
NET CASH FLOW                1,609        1,378       713          -
                            ======       ======    ======     ======

                            TOTALS
                              ----
NET CASH FLOW (BEFORE TAX) 109,668
PARTNER PAYMENT              9,381
TAXES                       22,916
                            ------
NET CASH FLOW               96,133
                            ======


INTERNAL RATE OF RETURN AFTER CHINESE INCOME TAX   86%
NET PRESENT VALUES @ 10% AS OF 1-1-1998 AFTER CHINESE INCOME TAX (M$)    53,848

XCL CHINA, LTD.
PROJECTED CASH FLOWS - PRELIMINARY SEC CASE
ZHAO DONG CONCESSION:     1     MM BBL CASE
(C-4 WELL: SEC CASE)

                                         1998    1999      2000     2001    2002    2003
                                         ----    ----      ----     ----    ----    ----
OIL PRICE ($BBL)                        17.16    17.16    17.16    17.16   17.16    17.16
GROSS OIL VOLUME (MBBLS)                    0      208      342      132      32        -
CONS IND & COMM TAX (MBBLS)                 0       10       17        7       2        -
ROYALTY (MBBLS)                             -        -        -        -       -        -
COST RECOVERY OIL (MBBLS)                   0      125      205       79      19        -
OPERATING EXPENSES (M$)                     -      405      843      564     125        -
OPERATING EXPENSE VOLUME (MBBLS)            -       24       49       33       7        -
INVESTMENT RECOVERY OIL (MBBLS)             0      101      156       46      12        -
EXPLORATION COSTS (M$)                      -        -        -        -       -        -
EXPLORATION RECOVERY (MBBLS)                -        -        -        -       -        -
EXPLORATION RECOVERY ADJUSTMENT             -        -        -        -       -        -
EXPLORATION RECOVERY UTILIZED               -        -        -        -       -        -
EXPLORATION COST CARRYOVER (MBBLS)          -        -        -        -       -        -
DEVELOPMENT COSTS (M$)                      -    2,915        -        -       -        -
DEVELOPMENT RECOVERY (MBBLS)                -      170        -        -       -        -
DEVELOPMENT RECOVERY UTILIZED               -      101       68        6       1        -
DEVELOPMENT COST CARRYOVER (MBBLS)          -       68        -        -       -        -
DEEMED INTEREST (MBBLS)                     -        -        6        1       -        -
TOTAL COST RECOVERY OIL (MBBLS)             -      101       68        6       1        -
REMAINDER OIL (MBBLS)                       0       73      208       86      23        -
X FACTOR                                0.950    0.950    0.950    0.950   0.950        -
CHINESE SHARE OIL (MBBLS)                   0        4       10        4        1       -
ALLOCABLE REMAINDER OIL (MBBLS)             0       69      197       82       22       -
CONTRACTOR ALLOCABLE OIL - 49% (MBBLS)      0       34       97       40       11       -
TOTAL CONTRACTOR OIL (MBBLS)                0       95      154       59       15       -


                                         2004      2005     2006     2007   2008     2009
                                         ----      ----     ----     ----   ----     ----
OIL PRICE ($BBL)                        17.16    17.16    17.16     17.16   17.16
17.16
GROSS OIL VOLUME (MBBLS)                   -        -       -         -        -       -
CONS IND & COMM TAX (MBBLS)                -        -       -         -        -       -
ROYALTY (MBBLS)                            -        -       -         -        -       -
COST RECOVERY OIL (MBBLS)                  -        -       -         -        -       -
OPERATING EXPENSES (M$)                    -        -       -         -        -       -
OPERATING EXPENSE VOLUME (MBBLS)           -        -       -         -        -       -
INVESTMENT RECOVERY OIL (MBBLS)            -        -       -         -        -       -
EXPLORATION COSTS (M$)                     -        -       -         -        -       -
EXPLORATION RECOVERY (MBBLS)               -        -       -         -        -       -
EXPLORATION RECOVERY ADJUSTMENT            -        -       -         -        -       -
EXPLORATION RECOVERY UTILIZED              -        -       -         -        -       -
EXPLORATION COST CARRYOVER (MBBLS)         -        -       -         -        -       -
DEVELOPMENT COSTS (M$)                     -        -       -         -        -       -
DEVELOPMENT RECOVERY (MBBLS)               -        -       -         -        -       -
DEVELOPMENT RECOVERY UTILIZED              -        -       -         -        -       -
DEVELOPMENT COST CARRYOVER (MBBLS)         -        -       -         -        -       -
DEEMED INTEREST (MBBLS)                    -        -       -         -        -       -
TOTAL COST RECOVERY OIL (MBBLS)            -        -       -         -        -       -
REMAINDER OIL (MBBLS)                      -        -       -         -        -       -
X FACTOR                                   -        -       -         -        -       -
CHINESE SHARE OIL (MBBLS)                  -        -       -         -        -       -
ALLOCABLE REMAINDER OIL (MBBLS)            -        -       -         -        -       -
CONTRACTOR ALLOCABLE OIL - 49% (MBBLS)     -        -       -         -        -       -
TOTAL CONTRACTOR OIL (MBBLS)               -        -       -         -        -       -


                                        2010      2011    2012      2013    2014    2015
                                        ----     -----    ----      ----    ----    ----

OIL PRICE ($BBL)                       17.16     17.16    17.16    17.16    17.16   17.16
GROSS OIL VOLUME (MBBLS)                 -          -       -       -        -        -
CONS IND & COMM TAX (MBBLS)              -          -       -       -        -        -
ROYALTY (MBBLS)                          -          -       -       -        -        -
COST RECOVERY OIL (MBBLS)                -          -       -       -        -        -
OPERATING EXPENSES (M$)                  -          -       -       -        -        -
OPERATING EXPENSE VOLUME (MBBLS)         -          -       -       -        -        -
INVESTMENT RECOVERY OIL (MBBLS)          -          -       -       -        -        -
EXPLORATION COSTS (M$)                   -          -       -       -        -        -
EXPLORATION RECOVERY (MBBLS)             -          -       -       -        -        -
EXPLORATION RECOVERY ADJUSTMENT          -          -       -       -        -        -
EXPLORATION RECOVERY UTILIZED            -          -       -       -        -        -
EXPLORATION COST CARRYOVER (MBBLS)       -          -       -       -        -        -
DEVELOPMENT COSTS (M$)                   -          -       -       -        -        -
DEVELOPMENT RECOVERY (MBBLS)             -          -       -       -        -        -
DEVELOPMENT RECOVERY UTILIZED            -          -       -       -        -        -
DEVELOPMENT COST CARRYOVER (MBBLS)       -          -       -       -        -        -
DEEMED INTEREST (MBBLS)                  -          -       -       -        -        -
TOTAL COST RECOVERY OIL (MBBLS)          -          -       -       -        -        -
REMAINDER OIL (MBBLS)                    -          -       -       -        -        -
X FACTOR                                 -          -       -       -        -        -
CHINESE SHARE OIL (MBBLS)                -          -       -       -        -        -
ALLOCABLE REMAINDER OIL (MBBLS)          -          -       -       -        -        -
CONTRACTOR ALLOCABLE OIL - 49% (MBBLS)   -          -       -       -        -        -
TOTAL CONTRACTOR OIL (MBBLS)             -          -       -       -        -        -

                                       TOTALS
                                       ------
OIL PRICE ($BBL)
GROSS OIL VOLUME (MBBLS)                 715
CONS IND & COMM TAX (MBBLS)               36
ROYALTY (MBBLS)                            -
COST RECOVERY OIL (MBBLS)                429
OPERATING EXPENSES (M$)                1,937
OPERATING EXPENSE VOLUME (MBBLS)         113
INVESTMENT RECOVERY OIL (MBBLS)          316
EXPLORATION COSTS (M$)                     -
EXPLORATION RECOVERY (MBBLS)               -
EXPLORATION RECOVERY ADJUSTMENT            -
EXPLORATION RECOVERY UTILIZED              -
EXPLORATION COST CARRYOVER (MBBLS)         -
DEVELOPMENT COSTS (M$)                 2,915
DEVELOPMENT RECOVERY (MBBLS)             170
DEVELOPMENT RECOVERY UTILIZED            177
DEVELOPMENT COST CARRYOVER (MBBLS)        68
DEEMED INTEREST (MBBLS)                    7
TOTAL COST RECOVERY OIL (MBBLS)          177
REMAINDER OIL (MBBLS)                    390
X FACTOR                                   -
CHINESE SHARE OIL (MBBLS)                 19
ALLOCABLE REMAINDER OIL (MBBLS)          370
CONTRACTOR ALLOCABLE OIL - 49% (MBBLS)   181
TOTAL CONTRACTOR OIL (MBBLS)             323

FOREIGN CONTRACTOR CASH FLOW (M$)
                                 1998    1999    2000   2001   2002    2003
                                 ----    ----    ----   ----   ----    ----
COST RECOVERY REVENUES              -   1,051     989    328     66       -
ALLOCABLE REVENUES                  0     582   1,658    689    183       -
EXPLORATION EXPENSE                 -       -       -      -      -       -
SUBSEQUENT DEVELOPMENT EXPENSE      -  (1,428)      -      -      -       -
OPERATING EXPENSE                   -    (198)   (413)  (277)   (61)      -
                                -----   -----   -----   ----   -----   ----
NET CASH FLOW                       0       7   2,234    741     188      -
                                =====   =====  ======   ====    ====   ====


                                 2004    2005    2006   2007    2008   2009
                                 ----    ----    ----   ----    ----   -----
COST RECOVERY REVENUES              -       -        -       -       -     -
ALLOCABLE REVENUES                  -       -        -       -       -     -
EXPLORATION EXPENSE                 -       -        -       -       -     -
SUBSEQUENT DEVELOPMENT EXPENSE      -       -        -       -       -     -
OPERATING EXPENSE                   -       -        -       -       -     -
                                -----    ----     ----    ----    ----  ----
NET CASH FLOW                       -       -        -       -       -     -
                                 ====    ====     ====    ====    ====  ====

                                 2010    2011     2012    2013    2014   2015
                                 ----    ----    ----     ----    ----   ----
COST RECOVERY REVENUES              -       -        -       -       -      -
ALLOCABLE REVENUES                  -       -        -       -       -      -
EXPLORATION EXPENSE                 -       -        -       -       -      -
SUBSEQUENT DEVELOPMENT EXPENSE      -       -        -       -       -      -
OPERATING EXPENSE                   -       -        -       -       -      -
                                 ----    ----     ----    ----    ----   ----
NET CASH FLOW                       -       -        -       -       -      -
                                 ====    ====     ====    ====    ====   ====

                                 TOTALS
                                 ------

COST RECOVERY REVENUES            2,434
ALLOCABLE REVENUES                3,113
EXPLORATION EXPENSE                   -
SUBSEQUENT DEVELOPMENT EXPENSE   (1,428)
OPERATING EXPENSE                  (949)
                                  -----
NET CASH FLOW                     3,170
                                  =====


CASH FLOW TO EACH PARTNER (M$) (50% INTEREST)

                              1998    1999    2000    2001    2002    2003
                              ----    ----    ----    ----    ----    -----

TOTAL OIL REVENUES               0      817    1,323     509     125      -
EXPLORATION EXPENSE              -        -        -       -       -      -
SUBSEQUENT DEVELOPMENT EXPENSE   -     (714)       -       -       -      -
OPERATING EXPENSE                -      (99)    (207)   (138)    (31)     -
                              ----     ----    -----    ----    ----   ----
NET CASH FLOW                    0        3    1,117     371      94      -
                             =====     ====    =====   =====   =====   ====


                              2004     2005     2006    2007    2008   2009
                              ----     ----     ----    ----    ----   -----

TOTAL OIL REVENUES               -       -         -       -       -       -
EXPLORATION EXPENSE              -       -         -       -       -       -
SUBSEQUENT DEVELOPMENT EXPENSE   -       -         -       -       -       -
OPERATING EXPENSE                -       -         -       -       -       -
                              ----    ----      ----    ----    ----    ----
NET CASH FLOW                    -       -         -       -       -       -
                              ====    ====      ====    ====    ====    ====


                              2010    2011      2012    2013    2014    2015
                              ----    ----      ----    ----    ----    ----

TOTAL OIL REVENUES               -       -         -       -       -       -
EXPLORATION EXPENSE              -       -         -       -       -       -
SUBSEQUENT DEVELOPMENT EXPENSE   -       -         -       -       -       -
OPERATING EXPENSE                -       -         -       -       -       -
                              ----    ----      ----    ----    ----    ----
NET CASH FLOW                    -       -         -       -       -       -
                              ====    ====      ====    ====    ====    ====


                                  TOTALS
                                  ------
TOTAL OIL REVENUES                2,774
EXPLORATION EXPENSE                   -
SUBSEQUENT DEVELOPMENT EXPENSE     (714)
OPERATING EXPENSE                  (475)
                                  -----
NET CASH FLOW                     1,585
                                 ======

 NET PRESENT VALUES @ 10% AS OF 1-1-1998, (M$)     1,202


FOREIGN CONTRACTOR CASH FLOW AFTER CHINESE INCOME TAX (M$)

NET CASH FLOW (BEFORE TAX)       -       7   2,234     741       188       -
SUBSEQUENT DEVELOPMENT
     EXPENSE                     -  (1,428)      -       -         -       -
OPERATING CASH INCOME            -   1,435   2,234     741       188       -
DEPRECIATION BASIS               -  (1,428)      -       -         -       -
TAXABLE INCOME (BEFORE
     TAX LOSS)                   -       7   2,234     741       188       -
TAX LOSS                         -       -       -       -         -       -
TAXABLE INCOME (AFTER
     TAX LOSS)                   -       7   2,234     741       188       -
TAXES                            -       2     737     245        62       -
                              ----    ----    ----    ----      ----    ----
NET CASH FLOW                    -       5   1,497     497       126       -
                              ====    ====      ====    ====    ====    ====


NET CASH FLOW (BEFORE TAX)       -       -         -       -       -       -
SUBSEQUENT DEVELOPMENT
     EXPENSE                     -       -         -       -       -       -
OPERATING CASH INCOME            -       -         -       -       -       -
DEPRECIATION BASIS               -       -         -       -       -       -
TAXABLE INCOME (BEFORE
     TAX LOSS)                   -       -         -       -       -       -
TAX LOSS                         -       -         -       -       -       -
TAXABLE INCOME (AFTER
     TAX LOSS)                   -       -         -       -       -       -
TAXES                            -       -         -       -       -       -
                              ----    ----      ----    ----    ----    ----
NET CASH FLOW                    -       -         -       -       -       -
                              ====    ====      ====    ====    ====    ====



NET CASH FLOW (BEFORE TAX)       -       -         -       -       -       -
SUBSEQUENT DEVELOPMENT
     EXPENSE                     -       -         -       -       -       -
OPERATING CASH INCOME            -       -         -       -       -       -
DEPRECIATION BASIS               -       -         -       -       -       -
TAXABLE INCOME (BEFORE
     TAX LOSS)                   -       -         -       -       -       -
TAX LOSS                         -       -         -       -       -       -
TAXABLE INCOME (AFTER
     TAX LOSS)                   -       -         -       -       -       -
TAXES                            -       -         -       -       -       -
                              ----    ----      ----    ----    ----    ----
NET CASH FLOW                    -       -         -       -       -       -
                              ====    ====      ====    ====    ====    ====


NET CASH FLOW (BEFORE TAX)   3,170
SUBSEQUENT DEVELOPMENT
     EXPENSE                (1,428)
OPERATING CASH INCOME        4,598
DEPRECIATION BASIS          (1,428)
TAXABLE INCOME (BEFORE
     TAX LOSS)               3,170
TAX LOSS                         -
TAXABLE INCOME (AFTER
     TAX LOSS)               3,170
TAXES                        1,046
                              ----
NET CASH FLOW                2,124

CASH FLOW TO EACH PARTNER AFTER CHINESE INCOME TAX (M$)(50% INTEREST)

                              1998    1999    2000    2001    2002    2003
                              ----    ----    ----    ----    ----    ----

NET CASH FLOW (BEFORE TAX)       -       3   1,117     371      94       -
TAXES                            -       1     369     122      31       -
NET CASH FLOW                    -       2     748     248      63       -


                              2004    2005    2006    2007    2008    2009
                              ----    ----    ----    ----    ----    ----

NET CASH FLOW (BEFORE TAX)       -       -       -       -       -       -
TAXES                            -       -       -       -       -       -
NET CASH FLOW                    -       -       -       -       -       -

                              2010    2011    2012    2013    2014    2015
                              ----    ----    ----    ----    ----    ----

NET CASH FLOW (BEFORE TAX)       -       -       -       -       -       -
TAXES                            -       -       -       -       -       -
NET CASH FLOW                    -       -       -       -       -       -

                             TOTALS
                             ------

NET CASH FLOW (BEFORE TAX)   1,585
TAXES                          523
NET CASH FLOW                1,062

NET PRESENT VALUES @ 10% AS OF 1-1-1998 AFTER CHINESE INCOME TAX (M$)    805

XCL CHINA, LTD.
PROJECTED CASH FLOWS - PRELIMINARY CASE
ZHAO DONG CONCESSION:     18 MM BBL CASE
(C BLOCK: SEC CASE)

                                       1996     1997     1998    1999    2000     2001    2002     2003
                                       ----     ----     ----    ----    ----     ----    ----     ----

OIL PRICE ($BBL)                      16.69     16.69   16.69    16.69   16.69    16.69   16.69    16.69
GROSS OIL VOLUME (MBBLS)                  0         0       0      629   2,664    2,912   2,187    1,672
CONS IND & COMM TAX (MBBLS)               0         0       0       31     133      146     109       84
ROYALTY (MBBLS)                           -         -       -        -       -        -       -        -
COST RECOVERY OIL (MBBLS)                 0         0       0      378   1,598    1,747   1,312    1,003
OPERATING EXPENSES (M$)                   -         -       -    1,729   6,613    7,541   6,639    5,927
OPERATING EXPENSE VOLUME (MBBLS)          -         -       -      304     396      452    398       355
INVESTMENT RECOVERY OIL (MBBLS)           0         0       0      274   1,202    1,295    915      648
EXPLORATION COSTS (M$)               31,634         -       -        -       -        -      -        -
EXPLORATION RECOVERY (MBBLS)          1,895         -       -        -       -        -      -        -
EXPLORATION RECOVERY ADJUSTMENT         (89)        -       -        -       -        -      -        -
EXPLORATION RECOVERY UTILIZED             0         0       0      274   1,202      330      -        -
EXPLORATION COST CARRYOVER (MBBLS)    1,806     1,806   1,806    1,532     330        -      -        -
DEVELOPMENT COSTS (M$)                    -         -  13,112   34,141  17,551        -      -        -
DEVELOPMENT RECOVERY (MBBLS)              -         -     786    2,046   1,052        -      -        -
DEVELOPMENT RECOVERY UTILIZED             -         -       -        -       -      965     915      648
DEVELOPMENT COST CARRYOVER (MBBLS)        -         7     786    2,831   3,883    2,917   2,003    1,355
DEEMED INTEREST (MBBLS)                   -         -       -       71     261      373     296      207
TOTAL COST RECOVERY OIL (MBBLS)           0         0       0      274   1,202    1,295     915      648
REMAINDER OIL (MBBLS)                     0         0       0      220     932    1,019     766      585
X FACTOR                              0.950     0.950   0.950    0.950   0.912    0.907   0.921    0.937
CHINESE SHARE OIL (MBBLS)                 0         0       0       11      82       95      60       37
ALLOCABLE REMAINDER OIL (MBBLS)           0         0       0      209     850      924     705      548
CONTRACTOR ALLOCABLE OIL - 49% (MBBLS)    0         0       0      103     417      453     346      269
TOTAL CONTRACTOR OIL (MBBLS)              0         0       0      427   1,813    1,477     989      760

                                       2004    2005     2006     2007    2008    2009
                                       ----    ----     ----     ----    ----    ----

OIL PRICE ($BBL)                      16.69    16.69   16.69    16.69    16.69  16.69
GROSS OIL VOLUME (MBBLS)              1,350    1,114     949      838      757    684
CONS IND & COMM TAX (MBBLS)              68       56      47       42       38     34
ROYALTY (MBBLS)                           -        -       -        -        -      -
COST RECOVERY OIL (MBBLS)               810      668     570      503      454    411
OPERATING EXPENSES (M$)               5,514    5,216   5,010    4,753     4,511 4,292
OPERATING EXPENSE VOLUME (MBBLS)        330      313     300      285      270    257
INVESTMENT RECOVERY OIL (MBBLS)         480      356     269      218      184    153
EXPLORATION COSTS (M$)                    -        -       -        -        -      -
EXPLORATION RECOVERY (MBBLS)              -        -       -        -        -      -
EXPLORATION RECOVERY ADJUSTMENT           -        -       -        -        -      -
EXPLORATION RECOVERY UTILIZED             -        -       -        -        -      -
EXPLORATION COST CARRYOVER (MBBLS)        -        -       -        -        -      -
DEVELOPMENT COSTS (M$)                    -        -       -        -        -      -
DEVELOPMENT RECOVERY (MBBLS)              -        -       -        -        -      -
DEVELOPMENT RECOVERY UTILIZED           480      356     269      218       32      -
DEVELOPMENT COST CARRYOVER (MBBLS)      875      519     249       32        -      -
DEEMED INTEREST (MBBLS)                 141        -       -        -        -      -
TOTAL COST RECOVERY OIL (MBBLS)         480      356     269      218       32      -
REMAINDER OIL (MBBLS)                   473      390     332      293      418    393
X FACTOR                              0.950    0.950   0.950    0.950    0.950  0.950
CHINESE SHARE OIL (MBBLS)                24       19      17       15       21     20
ALLOCABLE REMAINDER OIL (MBBLS)         449      370     316      278      397    373
CONTRACTOR ALLOCABLE OIL - 49% (MBBLS)  220      182     155      136      194    183
TOTAL CONTRACTOR OIL (MBBLS)            617      509     434      383      342    309


                                       2010     2011    2012     2013     2014   2015
                                       ----    -----    ----     ----     ----   ----

OIL PRICE ($BBL)                      16.69    16.69    16.69   16.69    16.69    16.69
GROSS OIL VOLUME (MBBLS)                621      549      492     448      323      -
CONS IND & COMM TAX (MBBLS)              31       27       25      22       16      -
ROYALTY (MBBLS)                           -        -        -       -        -      -
COST RECOVERY OIL (MBBLS)               373      329      295     269      194      -
OPERATING EXPENSES (M$)               1,599    1,401    3,737   3,634    3,275      -
OPERATING EXPENSE VOLUME (MBBLS)         96       84      224     218      196      -
INVESTMENT RECOVERY OIL (MBBLS)         277      245       71      51       (2)     -
EXPLORATION COSTS (M$)                    -        -        -       -        -      -
EXPLORATION RECOVERY (MBBLS)              -        -        -       -        -      -
EXPLORATION RECOVERY ADJUSTMENT           -        -        -       -        -      -
EXPLORATION RECOVERY UTILIZED             -        -        -       -       (2)     -
EXPLORATION COST CARRYOVER (MBBLS)        -        -        -       -        2      -
DEVELOPMENT COSTS (M$)                    -        -        -       -        -      -
DEVELOPMENT RECOVERY (MBBLS)              -        -        -       -        -      -
DEVELOPMENT RECOVERY UTILIZED             -        -        -       -        -      -
DEVELOPMENT COST CARRYOVER (MBBLS)        -        -        -       -        -      -
DEEMED INTEREST (MBBLS)                   -        -        -       -        -      -
TOTAL COST RECOVERY OIL (MBBLS)           -        -        -       -       (2)     -
REMAINDER OIL (MBBLS)                   494      437      243     208      113      -
X FACTOR                              0.950    0.950    0.950   0.950    0.950      -
CHINESE SHARE OIL (MBBLS)                25       22       12      10        6      -
ALLOCABLE REMAINDER OIL (MBBLS)         470      415      231     198      107      -
CONTRACTOR ALLOCABLE OIL - 49% (MBBLS)  230      204      113      97       53      -
TOTAL CONTRACTOR OIL (MBBLS)            277      245      223     204      146      -

                                           TOTALS
                                           ------
OIL PRICE ($BBL)
GROSS OIL VOLUME (MBBLS)                  18,190
CONS IND & COMM TAX (MBBLS)                  910
ROYALTY (MBBLS)                                -
COST RECOVERY OIL (MBBLS)                 10,914
OPERATING EXPENSES (M$)                   71,391
OPERATING EXPENSE VOLUME (MBBLS)           4,277
INVESTMENT RECOVERY OIL (MBBLS)            6,637
EXPLORATION COSTS (M$)                    31,634
EXPLORATION RECOVERY (MBBLS)               1,895
EXPLORATION RECOVERY ADJUSTMENT              (89)
EXPLORATION RECOVERY UTILIZED              1,804
EXPLORATION COST CARRYOVER (MBBLS)         5,476
DEVELOPMENT COSTS (M$)                    64,804
DEVELOPMENT RECOVERY (MBBLS)               3,883
DEVELOPMENT RECOVERY UTILIZED              3,883
DEVELOPMENT COST CARRYOVER (MBBLS)        15,449
DEEMED INTEREST (MBBLS)                    1,348
TOTAL COST RECOVERY OIL (MBBLS)            5,686
REMAINDER OIL (MBBLS)                      7,317
X FACTOR                                       -
CHINESE SHARE OIL (MBBLS)                    475
ALLOCABLE REMAINDER OIL (MBBLS)            6,842
CONTRACTOR ALLOCABLE OIL - 49% (MBBLS)     3,353
TOTAL CONTRACTOR OIL (MBBLS)               9,155


FOREIGN CONTRACTOR CASH FLOW (M$)
                                  1996    1997    1998    1999      2000     2001    2002    2003
                                  ----    ----    ----    ----      ----     ----    -----   ----

COST RECOVERY REVENUES               0       0       0    5,419    23,306   17,094  10,732   8,206
ALLOCABLE REVENUES                   0       0       0    1,711     6,955    7,555  5,767   4,485
EXPLORATION EXPENSE            (31,634)      -       -        -         -        -      -       -
SUBSEQUENT DEVELOPMENT EXPENSE       -       -  (6,425) (16,729)   (8,600)       -      -       -
OPERATING EXPENSE                    -       -       -     (847)   (3,240)  (3,695) (3,253) (2,904)
                                 -----   -----   -----     ----     -----   ------  ------  -----
NET CASH FLOW                  (31,634)      0  (6,425) (10,446)   18,420   20,955   13,247  9,786
                                ======   =====  ======   ======    ======   ======   ======  =====

                                 2004    2005    2006     2007    2008   2009
                                 ----    ----    ----     ----   -----   -----

COST RECOVERY REVENUES          6,627   5,466   4,659    4,110   2,469   2,103
ALLOCABLE REVENUES              3,672   3,029   2,582    2,277   3,244   3,053
EXPLORATION EXPENSE                 -       -       -        -       -       -
SUBSEQUENT DEVELOPMENT EXPENSE      -       -       -        -       -       -
OPERATING EXPENSE              (2,702) (2,556) (2,455)  (2,329) (2,210) (2,103)
                                -----   -----   -----    -----   -----   -----
NET CASH FLOW                   7,597   5,940   4,785    4,058   3,503   3,053
                                =====   =====   =====    =====   =====   =====

                                2010     2011    2012    2013    2014     2015
                                ----     ----    ----    ----    ----     -----
COST RECOVERY REVENUES           784      687   1,831    1,780   1,564       -
ALLOCABLE REVENUES             3,841    3,397   1,889    1,617     878       -
EXPLORATION EXPENSE                -        -        -       -       -       -
SUBSEQUENT DEVELOPMENT EXPENSE     -        -        -       -       -       -
OPERATING EXPENSE               (784)    (687)  (1,831)  (1,780) (1,605)     -
                                ----     ----    -----    -----   -----   ----
NET CASH FLOW                  3,841    3,397    1,889    1,617     837      -
                               =====    =====    =====    =====    ====   ====

                                 TOTALS
                                 ------

COST RECOVERY REVENUES           96,836
ALLOCABLE REVENUES               55,954
EXPLORATION EXPENSE                   -
SUBSEQUENT DEVELOPMENT EXPENSE  (31,754)
OPERATING EXPENSE               (34,981)
                                 ------
NET CASH FLOW                    86,055
                                 ======

CASH FLOW TO EACH PARTNER (M$) (50% INTEREST)

                                  1996    1997    1998    1999    2000    2001     2002    2003
                                  ----    ----    ----    ----    ----    -----    ----    ----
                                                                < c>
TOTAL OIL REVENUES                   0       0       0   3,565   15,130   12,325   8,250   6,345
EXPLORATION EXPENSE            (15,817)      -       -       -        -        -       -      -
SUBSEQUENT DEVELOPMENT EXPENSE       -       -  (3,212) (8,365)  (4,300)       -       -      -
OPERATING EXPENSE                    -       -       -    (424)  (1,620)  (1,848) (1,626) (1,452)
                                  ----    ----   -----    ----    -----    -----   -----  -----
NET CASH FLOW                  (15,817)      0  (3,212) (5,223)   9,210   10,477   6,623  4,893
                                ======    ====   =====   =====    =====   ======   =====  =====

                                 2004   2005    2006    2007    2008    2009
                                 ----   ----    ----    ----    ----    -----

TOTAL OIL REVENUES              5,150  4,248    3,620   3,193   2,857   2,578
EXPLORATION EXPENSE                 -      -        -       -       -       -
SUBSEQUENT DEVELOPMENT EXPENSE      -      -        -       -       -       -
OPERATING EXPENSE              (1,351) (1,278) (1,227) (1,164) (1,105) (1,052)
                                -----   -----   -----   -----   -----   -----
NET CASH FLOW                   3,799   2,970   2,393   2,029   1,752   1,527
                                =====   =====   =====   =====   =====   =====


                                2010    2011     2012    2013    2014    2015
                                ----    ----     ----    ----    ----   -----
TOTAL OIL REVENUES             2,312   2,042    1,860    1,699  1,221       -
EXPLORATION EXPENSE                -       -        -        -      -       -
SUBSEQUENT DEVELOPMENT EXPENSE     -       -        -        -      -       -
OPERATING EXPENSE               (392)   (343)    (916)    (890)  (802)      -
                                ----    ----     ----     ----   ----    ----
NET CASH FLOW                  1,921   1,699      944      809    419       -
                               =====   =====     ====     ====   ====    ====


                                   TOTALS
                                   ------

TOTAL OIL REVENUES                 76,395
EXPLORATION EXPENSE                     -
SUBSEQUENT DEVELOPMENT EXPENSE    (15,877)
OPERATING EXPENSE                 (17,491)
                                   ------
NET CASH FLOW                      43,028
                                   ======


INTERNAL RATE OF RETURN 75%
NET PRESENT VALUES @ 10% AS OF 1-1-1998 BEFORE CHINESE INCOME TAX (M$)   22,224

FOREIGN CONTRACTOR CASH FLOW AFTER CHINESE INCOME TAX (M$)

                               1996      1997    1998    1999    2000    2001    2002
                               ----      ----    ----    ----    ----    ----    ----
NET CASH FLOW (BEFORE TAX)   (31,634)      -   (6,425) (10,446) 18,420  20,955  13,247
SUBSEQUENT DEVELOPMENT
     EXPENSE                       -       -   (6,425) (16,729) (8,600)      -       -
OPERATING CASH INCOME        (31,634)      -        -    6,283  27,020  20,955  13,247
DEPRECIATION BASIS                 -       -   (1,071)  (3,859) (5,292) (5,292) (5,292)
TAXABLE INCOME (BEFORE
     TAX LOSS)               (31,634)      -   (1,071)   2,424  21,728  15,662   7,954
TAX LOSS                           - (31,634) (31,634) (32,705)(30,281) (8,553)      -
TAXABLE INCOME (AFTER
     TAX LOSS)               (31,634)(31,634) (32,705) (30,281) (8,553)  7,110   7,954
TAXES                              -       -        -        -       -   2,346   2,625
                                ----    ----     ----     ----    ----    ----    ----
NET CASH FLOW                (31,634)      -   (6,425) (10,446) 18,420  18,608  10,622
                                ====    ====     ====     ====    ====    ====    ====

                               2003     2004    2005      2006    2007    2008    2009
                               ----     ----    ----      ----    ----    ----    ----
NET CASH FLOW (BEFORE TAX)     9,786   7,597    5,940    4,785   4,058   3,503   3,053
SUBSEQUENT DEVELOPMENT
     EXPENSE                       -       -        -        -       -       -       -
OPERATING CASH INCOME          9,786   7,597    5,940    4,785   4,058   3,503   3,053
DEPRECIATION BASIS            (5,292) (4,222)  (1,433)       -       -       -       -
TAXABLE INCOME (BEFORE
     TAX LOSS)                 4,494   3,376    4,507    4,785   4,058   3,503   3,053
TAX LOSS                           -       -        -        -       -       -       -
TAXABLE INCOME (AFTER
     TAX LOSS)                 4,494   3,376    4,507    4,785   4,058   3,503   3,053
TAXES                          1,483   1,114    1,487    1,579   1,339   1,156   1,008
                                ----    ----     ----     ----    ----    ----    ----
NET CASH FLOW                  8,303   6,483    4,453    3,206   2,719   2,347   2,046
                                ====    ====     ====     ====    ====    ====    ====

                               2010    2011      2012     2013    2014     2015
                               ----    -----     ----     ----    ----     ----
NET CASH FLOW (BEFORE TAX)     3,841   3,397    1,889    1,617     837       -
SUBSEQUENT DEVELOPMENT
     EXPENSE                       -       -        -        -       -       -
OPERATING CASH INCOME          3,841   3,397    1,889    1,617     837       -
DEPRECIATION BASIS                 -       -         -       -       -       -
TAXABLE INCOME (BEFORE
     TAX LOSS)                 3,841   3,397    1,889    1,617     837       -
TAX LOSS                           -       -        -        -       -       -
TAXABLE INCOME (AFTER
     TAX LOSS)                 3,841   3,397    1,889    1,617     837       -
TAXES                          1,268   1,121      623      534     276       -
                                ----    ----     ----     ----    ----    ----
NET CASH FLOW                  2,574   2,276    1,265    1,084     561       -
                                ====    ====     ====     ====    ====    ====

                              TOTALS
                              ------
NET CASH FLOW (BEFORE TAX)    86,055
SUBSEQUENT DEVELOPMENT
     EXPENSE                 (31,754)
OPERATING CASH INCOME        117,809
DEPRECIATION BASIS           (31,754)
TAXABLE INCOME (BEFORE
     TAX LOSS)                86,055
TAX LOSS                    (134,805)
TAXABLE INCOME (AFTER
     TAX LOSS)               (48,750)
TAXES                         17,959
                                ----
NET CASH FLOW                 68,096

CASH FLOW TO EACH PARTNER AFTER CHINESE INCOME TAX (M$)(50% INTEREST)

                              1996    1997    1998    1999    2000    2001    2002
                              ----    ----    ----    ----    ----    ----    ----
NET CASH FLOW (BEFORE TAX) (15,817)      -  (3,212) (5,223)  9,210  10,477   6,623
TAXES                            -       -       -       -       -   1,173   1,312
                              ----    ----    ----    ----    ----    ----    ----
NET CASH FLOW              (15,817)      -  (3,212) (5,223)  9,210   9,304   5,311
                              ====    ====    ====    ====    ====    ====    ====

                              2003    2004    2005    2006    2007    2008    2009
                              ----    ----    ----    ----    ----    ----    ----
NET CASH FLOW (BEFORE TAX)   4,893   3,799   2,970   2,393   2,029   1,752   1,527
TAXES                          741     557     744     790     670     578     504
                              ----    ----    ----    ----    ----    ----    ----
NET CASH FLOW                4,152   3,242   2,226   1,603   1,359   1,174   1,023
                              ====    ====    ====    ====    ====    ====    ====

                              2010    2011    2012    2013    2014    2015
                              ----    ----    ----    ----    ----    ----

NET CASH FLOW (BEFORE TAX)   1,921   1,699     944     809     419       -
TAXES                          634     561     312     267     138       -
                              ----    ----    ----    ----    ----    ----
NET CASH FLOW                1,287   1,138     633     542     280       -
                              ----    ----    ----    ----    ----    ----


                             TOTALS
                             ------

NET CASH FLOW (BEFORE TAX)  43,028
TAXES                        8,980
NET CASH FLOW               34,048

XCL CHINA, LTD.
PROJECTED CASH FLOWS - PRELIMINARY SEC CASE
ZHAO DONG CONCESSION:     28 MM BBL CASE
(D BLOCK: SEC CASE)

                                        1996    1997   1998      1999     2000   2001   2002     2003
                                        ---     ----   ----      ----     ----   ----   ----      ----
OIL PRICE ($BBL)                       16.69    16.69   16.69    16.69   16.69   16.69   16.69    16.69
GROSS OIL VOLUME (MBBLS)                   0        0       0      971   4,111   4,493   3,375    2,581
CONS IND & COMM TAX (MBBLS)                0        0       0       49     206     225     169      129
ROYALTY (MBBLS)                            -        -       -        -       -       -      -        -
COST RECOVERY OIL (MBBLS)                  0        0       0      583   2,467   2,696   2,025    1,548
OPERATING EXPENSES (M$)                    -        -       -    2,669  10,205  11,638  10,245    9,147
OPERATING EXPENSE VOLUME (MBBLS)           -        -       -      160     611     697     614      548
INVESTMENT RECOVERY OIL (MBBLS)            0        0       0      423   1,855   1,999   1,411    1,000
EXPLORATION COSTS (M$)                48,818        -       -        -       -       -       -        -
EXPLORATION RECOVERY (MBBLS)           2,925        -       -        -       -       -       -        -
EXPLORATION RECOVERY ADJUSTMENT         (138)       -       -        -       -       -       -        -
EXPLORATION RECOVERY UTILIZED              0        0       0      423   1,855     509       -        -
EXPLORATION COST CARRYOVER (MBBLS)     2,787    2,787   2,787    2,364     509       -       -        -
DEVELOPMENT COSTS (M$)                     -        -  20,234   52,688  27,085       -       -        -
DEVELOPMENT RECOVERY (MBBLS)               -        -   1,212    3,157   1,623       -       -        -
DEVELOPMENT RECOVERY UTILIZED              -        -       -        -       -   1,490   1,411    1,000
DEVELOPMENT COST CARRYOVER (MBBLS)         -        -   1,212    4,369   5,992   4,502   3,091    2,091
DEEMED INTEREST (MBBLS)                    -        -       -      109     403     576     457      319
TOTAL COST RECOVERY OIL (MBBLS)            0        0       0      423   1,855   1,999   1,411    1,000
REMAINDER OIL (MBBLS)                      0        0       0      340   1,439   1,573   1,181      903
X FACTOR                               0.950    0.950   0.950    0.950   0.881   0.876   0.895    0.913
CHINESE SHARE OIL (MBBLS)                  0        0       0       17     171     195     124       78
ALLOCABLE REMAINDER OIL (MBBLS)            0        0       0      323   1,268   1,378   1,057      825
CONTRACTOR ALLOCABLE OIL - 49% (MBBLS)     0        0       0      158     621     675     518      404
TOTAL CONTRACTOR OIL (MBBLS)               0        0       0      659   2,776   2,256   1,510    1,163


                                        2004    2005     2006    2007   2008   2009
                                        ----    ----     ----    ----   ----   ----

OIL PRICE ($BBL)                       16.69    16.69   16.69   16.69    16.69   16.69
GROSS OIL VOLUME (MBBLS)               2,084    1,719   1,465   1,292    1,169   1,056
CONS IND & COMM TAX (MBBLS)              104       86      73      65       58      53
ROYALTY (MBBLS)                            -       -        -       -        -       -
COST RECOVERY OIL (MBBLS)              1,250    1,032     879     775      701     634
OPERATING EXPENSES (M$)                8,509    8,050   7,732   7,334    6,961   6,624
OPERATING EXPENSE VOLUME (MBBLS)         510      482     463     439      417     397
INVESTMENT RECOVERY OIL (MBBLS)          741      549     416     336      284     237
EXPLORATION COSTS (M$)                     -        -       -       -        -       -
EXPLORATION RECOVERY (MBBLS)               -        -       -       -        -       -
EXPLORATION RECOVERY ADJUSTMENT            -        -       -       -        -       -
EXPLORATION RECOVERY UTILIZED              -        -       -       -        -       -
EXPLORATION COST CARRYOVER (MBBLS)         -        -       -       -        -       -
DEVELOPMENT COSTS (M$)                     -        -       -       -        -       -
DEVELOPMENT RECOVERY (MBBLS)               -        -       -       -        -       -
DEVELOPMENT RECOVERY UTILIZED            741      549     416     336       49       -
DEVELOPMENT COST CARRYOVER (MBBLS)     1,350      801     385      49        -       -
DEEMED INTEREST (MBBLS)                  217        -       -       -        -       -
TOTAL COST RECOVERY OIL (MBBLS)          741      549     416     336       49       -
REMAINDER OIL (MBBLS)                    729      602     513     452      644     606
X FACTOR                               0.924    0.935   0.946   0.950    0.950   0.950
CHINESE SHARE OIL (MBBLS)                 56       39      27      23       32      30
ALLOCABLE REMAINDER OIL (MBBLS)          674      563     485     430      612     576
CONTRACTOR ALLOCABLE OIL - 49% (MBBLS)   330      276     238     211      300     282
TOTAL CONTRACTOR OIL (MBBLS)             943      781     669     591      528     477



                                        2010    2011    2012   2013     2014   2015
                                        ----    ----    ----   ----     ----   ----
OIL PRICE ($BBL)                       16.69    16.69   16.69   16.69    16.69  16.69
GROSS OIL VOLUME (MBBLS)                 959      847     759     692      498     -
CONS IND & COMM TAX (MBBLS)               48       42      38      35       25     -
ROYALTY (MBBLS)                            -        -       -       -        -     -
COST RECOVERY OIL (MBBLS)                575      508     455     415      299     -
OPERATING EXPENSES (M$)                3,826    3,520   5,767   5,608    5,054     -
OPERATING EXPENSE VOLUME (MBBLS)         229      211     346     336      303     -
INVESTMENT RECOVERY OIL (MBBLS)          346      297     110      79       (4)    -
EXPLORATION COSTS (M$)                     -        -       -       -        -     -
EXPLORATION RECOVERY (MBBLS)               -        -       -       -        -     -
EXPLORATION RECOVERY ADJUSTMENT            -        -       -       -        -     -
EXPLORATION RECOVERY UTILIZED              -        -       -       -       (4)    -
EXPLORATION COST CARRYOVER (MBBLS)         -        -       -       -        4     -
DEVELOPMENT COSTS (M$)                     -        -       -       -        -     -
DEVELOPMENT RECOVERY (MBBLS)               -        -       -       -        -     -
DEVELOPMENT RECOVERY UTILIZED              -        -       -       -        -     -
DEVELOPMENT COST CARRYOVER (MBBLS)         -        -       -       -        -     -
DEEMED INTEREST (MBBLS)                    -        -       -       -        -     -
TOTAL COST RECOVERY OIL (MBBLS)            -        -       -       -       (4)    -
REMAINDER OIL (MBBLS)                    682      593     375     321      174     -
X FACTOR                               0.950    0.950   0.950   0.950    0.950     -
CHINESE SHARE OIL (MBBLS)                 34       30      19      16        9     -
ALLOCABLE REMAINDER OIL (MBBLS)          648      564     356     305      166     -
CONTRACTOR ALLOCABLE OIL - 49% (MBBLS)   317      276     175     150       81     -
TOTAL CONTRACTOR OIL (MBBLS)             430      380     344     314      226     -


                                         TOTALS
                                         ------
OIL PRICE ($BBL)
GROSS OIL VOLUME (MBBLS)                 28,072
CONS IND & COMM TAX (MBBLS)               1,404
ROYALTY (MBBLS)                               -
COST RECOVERY OIL (MBBLS)                16,843
OPERATING EXPENSES (M$)                 112,889
OPERATING EXPENSE VOLUME (MBBLS)          6,764
INVESTMENT RECOVERY OIL (MBBLS)          10,079
EXPLORATION COSTS (M$)                   48,818
EXPLORATION RECOVERY (MBBLS)              2,925
EXPLORATION RECOVERY ADJUSTMENT            (138)
EXPLORATION RECOVERY UTILIZED             2,783
EXPLORATION COST CARRYOVER (MBBLS)        8,451
DEVELOPMENT COSTS (M$)                  100,007
DEVELOPMENT RECOVERY (MBBLS)              5,992
DEVELOPMENT RECOVERY UTILIZED             5,992
DEVELOPMENT COST CARRYOVER (MBBLS)       23,842
DEEMED INTEREST (MBBLS)                   2,081
TOTAL COST RECOVERY OIL (MBBLS)           8,775
REMAINDER OIL (MBBLS)                    11,129
X FACTOR                                      -
CHINESE SHARE OIL (MBBLS)                   900
ALLOCABLE REMAINDER OIL (MBBLS)          10,229
CONTRACTOR ALLOCABLE OIL - 49% (MBBLS)    5,012
TOTAL CONTRACTOR OIL (MBBLS)             14,046

FOREIGN CONTRACTOR CASH FLOW (M$)

                                 1996   1997    1998    1999      2000    2001    2002    2003
                                 ----   ----    ----    ----      ----    ----    -----   ----

COST RECOVERY REVENUES              0      0       0    8,363   35,966   26,381  16,563  12,663
ALLOCABLE REVENUES                  0      0       0    2,640   10,371   11,268   8,644   6,747
EXPLORATION EXPENSE           (48,818)     -       -        -        -        -       -       -
SUBSEQUENT DEVELOPMENT EXPENSE      -      -  (9,915) (25,817) (13,272)       -       -       -
OPERATING EXPENSE                   -      -       -   (1,308)  (5,001)  (5,702) (5,020) (4,482)
                               ------  -----   -----    -----    -----    ------ ------  ------
NET CASH FLOW                 (48,818)     0  (9,915) (16,121)  28,065   31,946  20,186  14,928
                                =====  =====  ======   ======   ======   ======  ======  ======

                                2004   2005     2006    2007     2008      2009
                                ----    ----    ----     ----    -----    -----
COST RECOVERY REVENUES         10,227   8,436   7,189    6,342   3,810    3,246
ALLOCABLE REVENUES              5,511   4,602   3,969    3,515   5,007    4,712
EXPLORATION EXPENSE                 -       -       -        -       -        -
SUBSEQUENT DEVELOPMENT EXPENSE      -       -       -        -       -        -
OPERATING EXPENSE              (4,169) (3,944) (3,789)  (3,594) (3,411)  (3,246)
                                -----   -----   -----    -----   -----     ----
NET CASH FLOW                  11,568   9,094   7,370    6,263   5,406    4,712
                               ======   =====   =====    =====   =====    =====

                                2010    2011     2012     2013    2014    2015
                                ----    ----     ----     ----    ----   -----
COST RECOVERY REVENUES          1,875   1,725   2,826    2,748   2,413        -
ALLOCABLE REVENUES              5,296   4,611   2,914    2,496   1,355        -
EXPLORATION EXPENSE                 -       -       -        -       -        -
SUBSEQUENT DEVELOPMENT EXPENSE      -       -       -        -       -        -
OPERATING EXPENSE              (1,875) (1,725) (2,826)  (2,748) (2,476)       -
                                -----   -----   -----    -----   -----     ----
NET CASH FLOW                   5,296   4,611   2,914    2,496   1,292        -
                                =====   =====   =====    =====   =====     ====


                                   TOTALS
                                   ------

COST RECOVERY REVENUES            150,772
ALLOCABLE REVENUES                 83,657
EXPLORATION EXPENSE                     -
SUBSEQUENT DEVELOPMENT EXPENSE    (49,004)
OPERATING EXPENSE                 (55,315)
                                   ------
NET CASH FLOW                     130,110
                                  =======


CASH FLOW TO EACH PARTNER (M$) (50% INTEREST)


                                  1996    1997   1998     1999    2000     2001    2002    2003
                                  ----    ----   ----    ----     ----     -----   ----    ----
TOTAL OIL REVENUES                    0      0       0    5,502   23,169  18,824  12,603   9,705
EXPLORATION EXPENSE             (24,409)     -       -        -        -       -       -       -
SUBSEQUENT DEVELOPMENT EXPENSE        -      -  (4,957) (12,909)  (6,636)      -       -       -
OPERATING EXPENSE                     -      -       -     (654)  (2,500) (2,851) (2,510) (2,241)
                                   ----   ----   -----    -----    -----  ------  ------   -----
NET CASH FLOW                   (24,409)     0  (4,957)  (8,061)  14,033  15,973  10,093   7,464
                                  =====   ====   =====    =====   ======  ======  ======   =====

                                   2004   2005     2006    2007    2008   2009
                                   ----    ----    ----    ----    ----   -----
TOTAL OIL REVENUES                7,869   6,519    5,579  4,928   4,409   3,979
EXPLORATION EXPENSE                   -       -        -      -       -       -
SUBSEQUENT DEVELOPMENT EXPENSE        -       -        -      -       -       -
OPERATING EXPENSE                (2,085) (1,972) (1,894) (1,797) (1,706) (1,623)
                                  -----   -----   -----   -----   -----    ----
NET CASH FLOW                     5,784   4,547   3,685   3,131   2,703   2,356
                                  =====   =====   =====   =====   =====   =====

                                  2010     2011    2012    2013   2014   2015
                                  ----    ----     ----    ----   ----  -----
TOTAL OIL REVENUES                3,585   3,168   2,870   2,622   1,884      -
EXPLORATION EXPENSE                   -       -       -       -       -      -
SUBSEQUENT DEVELOPMENT EXPENSE        -       -       -       -       -      -
OPERATING EXPENSE                  (937)   (863) (1,413) (1,374) (1,238)     -
                                  -----   -----   -----   -----   -----    ----
NET CASH FLOW                     2,648   2,305   1,457   1,248     646      -
                                  =====   =====   =====   =====   =====    ====

                                       TOTALS
                                       ------
TOTAL OIL REVENUES                    117,215
EXPLORATION EXPENSE                         -
SUBSEQUENT DEVELOPMENT EXPENSE        (24,502)
OPERATING EXPENSE                     (27,658)
                                       ------
NET CASH FLOW                          65,055
                                       ======



INTERNAL RATE OF RETURN 74%   NET
PRESENT VALUES @ 10% AS OF 1-1-1998 BEFORE CHINESE INCOME TAX (M$)     33,642



FOREIGN CONTRACTOR CASH FLOW AFTER CHINESE INCOME TAX (M$)

                               1996      1997   1998     1999   2000     2001    2002
                               ----      ----   ----     ----   ----     ----    ----
NET CASH FLOW (BEFORE TAX)   (48,818)      -   (9,915) (16,121) 28,065  31,946  20,186
SUBSEQUENT DEVELOPMENT
     EXPENSE                       -       -   (9,915) (25,817)(13,272)      -       -
OPERATING CASH INCOME        (48,818)      -        -    9,696  41,337  31,946  20,186
DEPRECIATION BASIS                 -       -   (1,652)  (5,955) (8,167) (8,167) (8,167)
TAXABLE INCOME (BEFORE
     TAX LOSS)               (48,818)      -   (1,652)   3,741  33,170  23,779  12,019
TAX LOSS                           - (48,818) (48,818) (50,471)(46,730)(13,561)      -
TAXABLE INCOME (AFTER
     TAX LOSS)               (48,818)(48,818) (50,471) (46,730)(13,561) 10,218  12,019
TAXES                              -       -        -        -       -   3,372   3,966
                                ----    ----     ----     ----    ----    ----    ----
NET CASH FLOW                (48,818)      -   (9,915) (16,121) 28,065  28,574  16,220
                                ====    ====     ====     ====    ====    ====    ====

                                2003   2004      2005     2006    2007    2008    2009
                                ----   ----      ----     ----    ----    ----    ----
NET CASH FLOW (BEFORE TAX)    14,928  11,568    9,094    7,370   6,263   5,406   4,712
SUBSEQUENT DEVELOPMENT
     EXPENSE                       -       -        -        -       -       -       -
OPERATING CASH INCOME         14,928  11,568    9,094    7,370   6,263   5,406   4,712
DEPRECIATION BASIS            (8,167) (6,515)  (2,212)       -       -       -       -
TAXABLE INCOME (BEFORE
     TAX LOSS)                 6,761   5,053    6,882    7,370   6,263   5,406   4,712
TAX LOSS                           -       -        -        -       -       -       -
TAXABLE INCOME (AFTER
     TAX LOSS)                 6,761   5,053    6,882    7,370   6,263   5,406   4,712
TAXES                          2,231   1,667    2,271    2,432   2,067   1,784   1,555
                                ----    ----     ----     ----    ----    ----    ----
NET CASH FLOW                 12,697   9,900    6,823    4,938   4,196   3,622   3,157
                                ====    ====     ====     ====    ====    ====    ====

                               2010     2011    2012     2013    2014      2015
                               ----     ----    ----     ----    ----     -----
NET CASH FLOW (BEFORE TAX)     5,296   4,611    2,914    2,496   1,292       -
SUBSEQUENT DEVELOPMENT
     EXPENSE                       -       -        -        -       -       -
OPERATING CASH INCOME          5,296   4,611    2,914    2,496   1,292       -
DEPRECIATION BASIS                 -       -         -       -       -       -
TAXABLE INCOME (BEFORE
     TAX LOSS)                 5,296   4,611    2,914    2,496   1,292       -
TAX LOSS                           -       -        -        -       -       -
TAXABLE INCOME (AFTER
     TAX LOSS)                 5,296   4,611    2,914    2,496   1,292       -
TAXES                          1,748   1,522      962      824     426       -
                                ----    ----     ----     ----    ----    ----
NET CASH FLOW                  3,548   3,089    1,953    1,672     866       -
                                ====    ====     ====     ====    ====    ====

                              TOTALS
                              ------
NET CASH FLOW (BEFORE TAX)   130,110
SUBSEQUENT DEVELOPMENT
     EXPENSE                 (49,004)
OPERATING CASH INCOME        179,114
DEPRECIATION BASIS           (49,004)
TAXABLE INCOME (BEFORE
     TAX LOSS)               130,110
TAX LOSS                    (208,398)
TAXABLE INCOME (AFTER
     TAX LOSS)               (78,287)
TAXES                         26,826
                                ----
NET CASH FLOW                103,284

CASH FLOW TO EACH PARTNER AFTER CHINESE INCOME TAX (M$)(50% INTEREST)

                              1996    1997    1998    1999    2000    2001    2002
                              ----    ----    ----    ----    ----    ----    ----

NET CASH FLOW (BEFORE TAX) (24,409)      -  (4,957) (8,061) 14,033  15,973  10,093
TAXES                            -       -       -       -       -   1,686   1,983
                              ----    ----    ----    ----    ----    ----    ----
NET CASH FLOW              (24,409)      -  (4,957) (8,061) 14,033  14,287   8,110
                              ====    ====    ====    ====    ====    ====    ====

                              2003    2004    2005    2006    2007    2008    2009
                              ----    ----    ----    ----    ----    ----    ----
NET CASH FLOW (BEFORE TAX)   7,464   5,784   4,547   3,685   3,131   2,703   2,356
TAXES                        1,116     834   1,135   1,216   1,033     892     777
                              ----    ----    ----    ----    ----    ----    ----
NET CASH FLOW                6,348   4,950   3,411   2,469   2,098   1,811   1,578
                              ====    ====    ====    ====    ====    ====    ====

                              2010    2011    2012    2013    2014    2015
                              ----    ----    ----    ----    ----    ----

NET CASH FLOW (BEFORE TAX)   2,648   2,305   1,457   1,248     646       -
TAXES                          874     761     481     412     213       -
                              ----    ----    ----    ----    ----    ----
NET CASH FLOW                1,774   1,545     976     836     433       -
                              ----    ----    ----    ----    ----    ----


                             TOTALS
                             ------

NET CASH FLOW (BEFORE TAX)  65,055
TAXES                       13,413
NET CASH FLOW               51,642


INTERNAL RATE OF RETURN AFTER CHINESE INCOME TAX     69%
NET PRESENT VALUES @ 10% AS OF 1-1-1998 AFTER CHINESE INCOME TAX (M$)  27,300

XCL CHINA, LTD.
PROJECTED CASH FLOWS - PRELIMINARY SEC CASE
ZHAO DONG CONCESSION:     46 MM BBL CASE
(ESTIMATE OF PAYMENT: PROVED ONLY - ESCALATED PRICING)

                                      1996     1997    1998     1999    2000    2001   2002      2003
                                      ----     ----    ----     ----    ----    ----   ----      -----
OIL PRICE ($BBL)                     16.32    17.32   18.32    19.14    19.99   20.88   21.80     22.76
GROSS OIL VOLUME (MBBLS)                 0        0       0    1,600    6,775   7,405    5,563    4,253
CONS IND & COMM TAX (MBBLS)              0        0       0       80      339     370      278      213
ROYALTY (MBBLS)                          -        -       -        -        -      16        -        -
COST RECOVERY OIL (MBBLS)                0        0       0      960    4,065   4,443    3,338    2,552
OPERATING EXPENSES (M$)                  -        -       -    3,914   16,818  19,179   16,884   15,075
OPERATING EXPENSE VOLUME (MBBLS)         -        -       -      205      841     919      774      662
INVESTMENT RECOVERY OIL (MBBLS)          0        0       0      756    3,224   3,524    2,563    1,889
EXPLORATION COSTS (M$)              24,000        -       -        -        -       -        -        -
EXPLORATION RECOVERY (MBBLS)         1,471        -       -        -        -       -        -        -
EXPLORATION RECOVERY ADJUSTMENT       (207)       -       -        -        -       -        -        -
EXPLORATION RECOVERY UTILIZED            0        0       0      756      508       -        -        -
EXPLORATION COST CARRYOVER (MBBLS)   1,263    1,263   1,263      508        -       -        -        -
DEVELOPMENT COSTS (M$)                   -        -       -        -  164,811       -        -        -
DEVELOPMENT RECOVERY (MBBLS)             -        -       -        -    8,244       -        -        -
DEVELOPMENT RECOVERY UTILIZED            -        -       -        -    2,716   3,524    2,500      225
DEVELOPMENT COST CARRYOVER (MBBLS)       -        -       -        -    5,527   2,003        -        -
DEEMED INTEREST (MBBLS)                  -        -       -        -        -     497      225       20
TOTAL COST RECOVERY OIL (MBBLS)          0        0       0      756    3,224   3,524    2,500      225
REMAINDER OIL (MBBLS)                    0        0       0      560    2,371   2,576    2,010    3,153
X FACTOR                             0.950    0.950   0.950    0.940    0.845   0.837    0.865    0.879
CHINESE SHARE OIL (MBBLS)                0        0       0       34      367     420      271      381
ALLOCABLE REMAINDER OIL (MBBLS)          0        0       0      526    2,004   2,156    1,739    2,772
CONTRACTOR ALLOCABLE OIL - 49% (MBBLS)   0        0       0      258      982   1,056      852    1,358
TOTAL CONTRACTOR OIL (MBBLS)             0        0       0    1,114    3,233   3,233    2,457    1,793


                                          2004     2005     2006    2007     2008    2009
                                         -----     ----     ----    ----     ----    ----
OIL PRICE ($BBL)                         23.76    24.80    25.88   27.00    28.17    29.38
GROSS OIL VOLUME (MBBLS)                 3,435    2,833    2,415   2,130    1,926    1,741
CONS IND & COMM TAX (MBBLS)                172      142      121     106       96      87
ROYALTY (MBBLS)                              -        -        -       -        -       -
COST RECOVERY OIL (MBBLS)                2,061    1,700    1,449   1,278    1,156    1,044
OPERATING EXPENSES (M$)                 14,023   13,266   12,742  12,087   11,472   10,916
OPERATING EXPENSE VOLUME (MBBLS)           590      535      492     448      407      372
INVESTMENT RECOVERY OIL (MBBLS)          1,471    1,165      956     830      748      673
EXPLORATION COSTS (M$)                       -        -        -       -        -        -
EXPLORATION RECOVERY (MBBLS)                 -        -        -       -        -        -
EXPLORATION RECOVERY ADJUSTMENT              -        -        -       -        -        -
EXPLORATION RECOVERY UTILIZED                -        -        -       -        -        -
EXPLORATION COST CARRYOVER (MBBLS)           -        -        -       -        -        -
DEVELOPMENT COSTS (M$)                       -        -        -       -        -        -
DEVELOPMENT RECOVERY (MBBLS)                 -        -        -       -        -        -
DEVELOPMENT RECOVERY UTILIZED               20        2        -       -        -        -
DEVELOPMENT COST CARRYOVER (MBBLS)           -        -        -       -        -        -
DEEMED INTEREST (MBBLS)                      2        -        -       -        -        -
TOTAL COST RECOVERY OIL (MBBLS)             20        2        -       -        -        -
REMAINDER OIL (MBBLS)                    2,652    2,155    1,801   1,576    1,423    1,282
X FACTOR                                 0.893    0.909    0.916   0.923    0.928    0.934
CHINESE SHARE OIL (MBBLS)                  283     196      151      122      102       84
ALLOCABLE REMAINDER OIL (MBBLS)          2,370    1,959   1,651    1,454    1,320    1,198
CONTRACTOR ALLOCABLE OIL - 49% (MBBLS)   1,161     960      809      712      647      587
TOTAL CONTRACTOR OIL (MBBLS)             1,460    1,223   1,050      932      847      769


                                         2010      2011    2012    2013     2014   2015
                                         -----     ----    ----    ----     ----   ----

OIL PRICE ($BBL)                         30.64     31.95    33.32   34.74   36.22  37.75
GROSS OIL VOLUME (MBBLS)                 1,580     1,395    1,250   1,140     821      -
CONS IND & COMM TAX (MBBLS)                 79        70       63      57      41      -
ROYALTY (MBBLS)                              -         -        -       -       -      -
COST RECOVERY OIL (MBBLS)                  948       837      750     684     493      -
OPERATING EXPENSES (M$)                  7,925     7,422    9,504   9,241   8,329      -
OPERATING EXPENSE VOLUME (MBBLS)           259       232      285     266     230      -
INVESTMENT RECOVERY OIL (MBBLS)            689       605      465     418     263      -
EXPLORATION COSTS (M$)                       -         -        -       -       -      -
EXPLORATION RECOVERY (MBBLS)                 -         -        -       -       -      -
EXPLORATION RECOVERY ADJUSTMENT              -         -        -       -       -      -
EXPLORATION RECOVERY UTILIZED                -         -        -       -       -      -
EXPLORATION COST CARRYOVER (MBBLS)           -         -        -       -       -      -
DEVELOPMENT COSTS (M$)                       -         -        -       -       -      -
DEVELOPMENT RECOVERY (MBBLS)                 -         -        -       -       -      -
DEVELOPMENT RECOVERY UTILIZED                -         -        -       -       -      -
DEVELOPMENT COST CARRYOVER (MBBLS)           -         -        -       -       -      -
DEEMED INTEREST (MBBLS)                      -         -        -       -       -      -
TOTAL COST RECOVERY OIL (MBBLS)              -         -        -       -       -      -
REMAINDER OIL (MBBLS)                    1,242     1,093      902     817     550      -
X FACTOR                                 0.941     0.950    0.950   0.950   0.950      -
CHINESE SHARE OIL (MBBLS)                   73        55       45      41      28      -
ALLOCABLE REMAINDER OIL (MBBLS)          1,169     1,039      857     776     523      -
CONTRACTOR ALLOCABLE OIL - 49% (MBBLS)     573       509      420     380     256      -
TOTAL CONTRACTOR OIL (MBBLS)               700       623      560     511     369      -

                                       TOTALS
                                        ------

OIL PRICE ($BBL)
GROSS OIL VOLUME (MBBLS)                46,263
CONS IND & COMM TAX (MBBLS)              2,313
ROYALTY (MBBLS)                             16
COST RECOVERY OIL (MBBLS)               27,758
OPERATING EXPENSES (M$)                188,796
OPERATING EXPENSE VOLUME (MBBLS)         7,517
INVESTMENT RECOVERY OIL (MBBLS)         20,240
EXPLORATION COSTS (M$)                       -
EXPLORATION RECOVERY (MBBLS)                 -
EXPLORATION RECOVERY ADJUSTMENT           (207)
EXPLORATION RECOVERY UTILIZED            1,263
EXPLORATION COST CARRYOVER (MBBLS)       3,035
DEVELOPMENT COSTS (M$)                 164,811
DEVELOPMENT RECOVERY (MBBLS)             8,244
DEVELOPMENT RECOVERY UTILIZED            8,988
DEVELOPMENT COST CARRYOVER (MBBLS)       7,530
DEEMED INTEREST (MBBLS)                    745
TOTAL COST RECOVERY OIL (MBBLS)         10,252
REMAINDER OIL (MBBLS)                   26,164
X FACTOR                                     -
CHINESE SHARE OIL (MBBLS)                2,652
ALLOCABLE REMAINDER OIL (MBBLS)         23,512
CONTRACTOR ALLOCABLE OIL - 49% (MBBLS)  11,521
TOTAL CONTRACTOR OIL (MBBLS)            20,872


FOREIGN CONTRACTOR CASH FLOW (M$)

                                  1996     1997   1998     1999     2000    2001    2002     2003
                                  ----     ----   ----     ----     ----    ----    -----    ----
COST RECOVERY REVENUES               0        0      0   16,381    45,003  45,457  34,984    9,896
ALLOCABLE REVENUES                   0        0      0    4,938    19,632  22,055  18,579   30,919
EXPLORATION EXPENSE            (24,000)       -      -        -         -       -       -        -
SUBSEQUENT DEVELOPMENT EXPENSE       -        -      0        -   (80,757       -       -        -
OPERATING EXPENSE                    -        -      -   (1,918)   (8,241) (9,398) (8,273)  (7,387)
                                ------    -----  -----    -----    ------  ------   -----   -----
NET CASH FLOW                  (24,000)       0      0  (19,401)   24,363  58,114   45,289  33,429
                                ======    ===== ======   ======    ======  ======   ======  ======

                                2004    2005     2006    2007    2008    2009
                                 ----    ----    ----     ----    -----  -----
COST RECOVERY REVENUES           7,107   6,522   6,243    5,923   5,621   5,349
ALLOCABLE REVENUES              27,587  23,798  20,930   19,232  18,222  17,243
EXPLORATION EXPENSE                  -       -        -       -       -       -
SUBSEQUENT DEVELOPMENT EXPENSE       -       -        -       -       -       -
OPERATING EXPENSE               (6,871) (6,500) (6,243)  (5,923) (5,621) (5,349)
                                 -----  ------  ------   ------  ------  ------
NET CASH FLOW                   27,823  23,820  20,930   19,232  18,222  17,243
                                ======  ======  ======   ======  ======  ======

                                 2010    2011    2012     2013    2014    2015
                                 ----    ----    ----     ----    ----    -----
COST RECOVERY REVENUES           3,883   3,637    4,657   4,528   4,081      -
ALLOCABLE REVENUES              17,551  16,264   13,997  13,214   9,277      -
EXPLORATION EXPENSE                  -       -        -       -       -      -
SUBSEQUENT DEVELOPMENT EXPENSE       -       -        -       -       -      -
OPERATING EXPENSE               (3,883) (3,637) (4,657)  (4,528) (4,081)     -
                                ------  ------  ------    -----   -----   ----
NET CASH FLOW                   17,551  16,264  13,997   13,214   9,277      -
                                ======  ======  ======   ======   =====   ====


                                   TOTALS
                                   ------

COST RECOVERY REVENUES            209,273
ALLOCABLE REVENUES                293,437
EXPLORATION EXPENSE                     -
SUBSEQUENT DEVELOPMENT EXPENSE    (80,757)
OPERATING EXPENSE                 (92,510)
                                   ------
NET CASH FLOW                      329,442
                                   =======


CASH FLOW TO EACH PARTNER (M$) (5.9% INTEREST)


                                 1996     1997   1998    1999    2000    2001   2002     2003
                                 ----     ----   ----    ----    -----   ----   ----     ----
TOTAL OIL REVENUES                  0       0       0   1,258   3,813   3,983   3,160   2,408
EXPLORATION EXPENSE            (1,416)      -       -       -       -       -       -       -
SUBSEQUENT DEVELOPMENT EXPENSE      -       -       0       -  (4,765)      -       -       -
OPERATING EXPENSE                   -       -       -    (113)   (486)   (554)   (488)   (436)
                                -----    ----   -----    ----   -----   -----   -----   -----
NET CASH FLOW                  (1,416)      0       0   1,145  (1,437)  3,429   2,672   1,972
                                =====    ====   =====   =====   =====   =====   =====   =====

                                2004    2005     2006    2007    2008   2009
                                ----    ----     ----    ----    ----  -----
TOTAL OIL REVENUES             2,047   1,789    1,603   1,484   1,407  1,333
EXPLORATION EXPENSE                -       -        -       -       -      -
SUBSEQUENT DEVELOPMENT EXPENSE     -       -        -       -       -      -
OPERATING EXPENSE               (405)   (384)    (368)   (349)   (332)  (316)
                               -----    ----    -----   -----   -----   -----
NET CASH FLOW                  1,642   1,405    1,235   1,135   1,075   1,017
                               =====    ====    =====   =====   =====   =====


                               2010     2011     2012    2013    2014    2015
                               ----    ----     ----    ----     ----   -----
TOTAL OIL REVENUES             1,265   1,174    1,101    1,047    788      -
EXPLORATION EXPENSE                -       -        -        -      -      -
SUBSEQUENT DEVELOPMENT EXPENSE     -       -        -        -      -      -
OPERATING EXPENSE               (229)   (215)    (275)    (267)  (241)     -
                               -----   -----     -----   -----    ---   ----
NET CASH FLOW                  1,036     960      826      780    547      -
                               =====    ====     ====     ====   ====   ====


                                 TOTALS
                                 ------
TOTAL OIL REVENUES               29,660
EXPLORATION EXPENSE                   -
SUBSEQUENT DEVELOPMENT EXPENSE   (4,765)
OPERATING EXPENSE                (5,458)
                                  -----
NET CASH FLOW                    19,437
                                 ======


NET PRESENT VALUES @ 12% AS OF 1-1-2000, (M$)  9,381 (AMOUNT OF PAYMENT
                                                      IN YEAR 2000)

NET PRESENT VALUES @ 10% AS OF 1-1-1998, (M$)  7,752 (DISCOUNTED PAYMENT)